Year-End 2011 Results & Operating Update March 26, 2012



SARATOGA RESOURCES, INC.

NYSE AMEX : SARA

Safe Harbor Statement

This presentation includes certain estimates and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including statements with respect to anticipated operating and financial performance, growth opportunities, growth rates, potential acquisition opportunities, and other statements of expectation. Words such as "expects," "anticipates," "intends," "plans," "believes," "assumes," "seeks," "estimates," "should," and variations of these words and similar expressions, are intended to identify these forward-looking statements. While we believe these statements are accurate, forward-looking statements are inherently uncertain and we cannot assure you that these expectations will occur and our actual results may be significantly different. These statements by the Company and its management are based on estimates, projections, beliefs and assumptions of management and are not guarantees of future performance. Important factors that could cause actual results to differ from those in the forward-looking statements include the factors described in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2011. The Company disclaims any obligation to update or revise any forward-looking statement based on the occurrence of future events, the receipt of new information, or otherwise. This presentation includes certain non-GAAP financial measures that are different from financial measures calculated in accordance with GAAP and may be different from similar measures used by other companies.

Corporate Office
Saratoga Resources, Inc.
7500 San Felipe, Suite 675
Houston, TX 77063
Tel: 713-458-1560
Fax: 713-458-1561

Stock Transfer Agent
Securities Transfer Corporation
Tel: 469-633-0101

Legal Counsel
Slattery, Marino & Roberts
Tel: 504-585-7800

Independent Auditors
Malone Bailey, LLP
Tel: 713-343-4213

Website
www.saratogaresources.com

Stock Ticker
NYSE Amex: SARA

Company Snapshot

Company Overview

- **Saratoga's assets are all currently located in transitional coastline and protected in-bay environment on parish/state leases.**
- **Publicly-traded on the NYSE Amex.**
- **100% WI in virtually all wells.**
- **Gross/Net Acreage: 32,185 acres, mostly HBP.**
- **Water depth = 0-20 feet.**
- **Current Production (1)**
  - >4,000 Net Boepd, >60% Oil.
- **Reserve Summary**
  - **1P Reserves: 19.0 MM Boe (2).**
    - PV10: $464 Million.
  - **2P Reserves: 12.9 MM Boe (3).**
    - PV10: $278 Million.
  - **3P Reserves: 33.7 MM Boe (3).**
    - PV10: $612 Million.
- **R/P Ratio (4): 20.1 Years.**

Geographical Overview


Main Pass/Breton Sound Assets
Little Bay/SAB
Vermilion 16
State Waters 3 Mile Limit
Grand Bay
Louisiana

(1) As of 3/24/2011; (2) Collarini 1/1/2012 reserves using SEC pricing of 96.19/Bbl oil, $4.11/MMBtu gas; (3) Collarini 1/1/2012 reserves using SEC pricing; (4) Collarini 1/1/12 SEC 1P reserves divided by 2011 production.

Investment Considerations

Why Invest in Saratoga Resources?

- Stock positioned to deliver compelling near-term growth.
- Goal to become a $1 billion company via organic growth.
- Company continues to pursue opportunistic acquisitions.
- Strong HBP Position with >32,000 Net Acres.
- 100% WI in virtually all Wells with all rights/all depths.
- Low Hanging Fruit with 55 Recompletion/Workover Opportunities.
- Large Inventory of 24 PUD Wells with Multiple Objectives.
- Long Life Reserves with R/P Ratio of >20 Years.
- Huge Upside in Exploratory Drilling Inventory.
- Oil-Weighted Production with LLS/HLS Premium Pricing.
- Projects with <12 Month Payouts.
- Trading Well Below NAV/Share of Proved Reserves.
- Management has "Skin" in the Game with 32.5% of Common Stock.

SARATOGA

YE 2011 Results

- Net Income of $20.8 MM or $0.93/share, for 2011, compared to Net Loss of $(19.4) MM or $(1.14)/share for 2010.
- Discretionary Cash Flow of $30.5 MM, or $1.36/share, for 2011, compared to $6.2 MM, or $0.36/share for 2010.
- EBITDAX of $47.9 MM for 2011, compared to $28.2 MM for 2010.
- Oil/Gas Revenues of $76.2 MM for 2011, compared to $52.7 MM for 2010.
- 200% Reserve Replacement at attractive F & D Costs.
- Fourth consecutive year of Positive Reserve Revisions.
- Significantly improved Leverage Ratios.

YE 2011 Reserves Profile

Total Reserves (1)
65.6 MMBOE, PV10 $1,354 MM



PROVED
$464 MM
34%
POSSIBLE
$612 MM
45%
PROBABLE
$278 MM
21%

Proved Reserves (2)
19.0 MMBOE, PV10 $464 MM



PDSI
$5 MM
1%
PDP
$72 MM
16%
PDBP
$57MM
12%
PUD
$330MM
71%

Not including >7 TCF plus 600 MMBO deep oil/gas potential or 50 BCF shallow gas potential.

(1) Collarini 1/1/2012 reserves using SEC pricing with average benchmark prices of $96.19/Bbl oil, $4.11/MMBtu gas or average realized prices of $106.51/Bbl oil, $5.13/Mcf gas (no escalation); (2) Collarini 1/1/2012 SEC 1P reserves using pricing as per (1).

YE 2011 Reserves Profile


Proved Reserves by Asset, PV10 $MM (1)
MAIN PASS 25
$10 MM
OTHER
$13 MM
BRETON SOUND 18
$12 MM
BRETON SOUND 32
$32 MM
MAIN PASS 46
$35 MM
GRAND BAY
$194 MM
VERMILION 16
$168 MM


Proved Reserves by Commodity (1)
Oil
8 MMBOE
42%
Gas
11 MMBOE
58%

(1) Collarini 1/1/2012 reserves using SEC pricing with average benchmark prices of $96.19/Bbl oil, $4.11/MMBtu gas or average realized prices of $106.51/Bbl oil, $5.13/Mcf gas (no escalation).

Reserve Growth

Proved Reserves [1] (MBOE)


18,969
17,953
18,025
12,786
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
Proved Reserves, Mboe
58%
56%
58%
65%
42%
44%
42%
35%
YE 2008
YE 2009
YE 2010
YE 2011
Oil (Mboe)
Gas (Mboe)

(1) Collarini SEC reserves.

2011 Oil Versus Gas Mix

2011 Production by Commodity


Oil
64%
Gas
36%

2011 Revenues by Commodity


Oil
89%
Gas
11%

Reserves Roll Forward [1]

Four straight years of positive reserve revisions!



25,000
20,000
15,000
10,000
5,000
0
MBOE
Acquisition
Discoveries
Revisions
Production
11,223
18,969
YE 2007
2008 Additions
2008 Production
2009 Additions
2009 Production
2010 Additions
2010 Production
2011 Additions
2011 Production
YE 2011

[1] *Collarini SEC reserves.*

SARATOGA

Re-Financing

- **Improved SARA's Balance Sheet, reduced LT debt by $7.7 MM, extinguished $10.2 MM LCs.**
- **$162 MM Re-financing in 2011:**
  - ✓ $127.5 MM in Senior Secured Notes due 7/1/2016
  - ✓ $34.7 MM Private Placement of Common Stock
- **Shares Outstanding (3/23/12) = 27.25 MM (1):**
  - ✓ Float = 18.13 MM
  - ✓ Held by Insiders = 33.5%
- **Market Capitalization (3/23/12) = $189 MM.**
- **>400% Growth in Market Capitalization in last 18 months.**
- **Improving Stock Liquidity:**
  - ✓ Average Daily Trading Volume for 12/2011 was >60,000 shares
  - ✓ Average Daily Trading Volume for 12/2010 was <10,000 shares

Historical Share Price and Volume



Adj Closing Share Price
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
Average Volume
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
Jan-08 Mar-08 May-08 Jul-08 Sep-08 Nov-08 Jan-09 Mar-09 May-09 Jul-09 Sep-09 Nov-09 Jan-10 Mar-10 May-10 Jul-10 Sep-10 Nov-10 Jan-11 Mar-11 May-11 Jul-11 Sep-11 Nov-11
Adjusted Close
Average Volume
SARATOGA
RESOURCES, INC.
NYSE AMEX: SARA
SARA
LISTED
NYSE
AMEX

Proved NAV/Share $11.32 (2)

Insider & Reporting Shareholders >5%

Name	No. of Shares Beneficially Owned
Thomas F. Cooke	6,140,422
Blackstone/GSO Capital	4,000,000
Macquarie Americas Corp.	3,300,000
Andrew C. Clifford	2,635,059

(1) Approximately 29.1 MM shares, assuming 100% conversion.
(2) NAV = [SEC 1P PV10 – LT Debt (WCA)]/Shares O/S (diluted).

Grand Bay – Long Life Wells

- **Grand Bay Field was discovered by Gulf Oil in 1938.**
- **Cumulative production of >256.9 MMBOE with 83% Oil versus Gas.**
- **Production has been from 65 individual reservoirs.**
- **Currently producing from 36 wells >40 years old, including 12 wells from 1940s/1950s.**
  - A29 Well is an example of a well dating from 1947 with cum. prod. of 1.4 MMBoe to date from 4 sands.
  - QQ199 has produced 0.4 MMBoe from 1 sand since 1991 & has 9 future recompletions behind pipe.
- **5.8 TCF and 600 MMBO deep/ultra-deep plus 50 BCF shallow potential identified and mapped.**

There has never been a dry hole drilled at Grand Bay Field in >70 years!

A29 WELL (1947)

CUM. 1.4 MMBOE

1A, 4, 19 sands: 1.2 MMBOE 6/47-6/90

3 sand: 244 MBOE + 254 MBW 9/90-



8-9% decline
Oil
Water
Gas
Oil Init Qi: 0.294Mbbl/mo
Oil Init Decl: 19 %
08/31/2009

QQ199 WELL (1991)

CUM. 0.4 MMBOE

7 sand: 0.4 MMBOE + 3.3 MMBW 7/91-



PLUS 4, X5, 6B, 8, 8A, X9, 10B/10C,
11A/11B SAND BHP'S!
12% decline
7% decline
Oil
Gas
Water
Oil Init Qi: 0.442Mbbl/mo
Oil Init Decl: 7 %

SARATOGA

QQ199 Example



QQ199 WELL (1991)
CUM. 0.4 MMBOE
7 sand: 0.4 MMBOE + 3.3 MMBW 7/91-
QQ199 1P + 2P + 3P
SARATOGA RESOURCES, INC.
Hist Oil Cum: 565.84 Mbbl
Historical
Projected
34 Year Reserve Life
12% decline
7% decline
10 sands behind pipe in dual strings
Gas (Mcf/mon)
10000
1000
100
91
95
99
03
07
11
15
19
23
27
Oil
Gas

50 Year Life Wells

The A88 well carries a 50+ year footprint of production history & shows minimal impact from hurricanes/storms as well as the long-life nature of production from water-drive reservoirs in Saratoga's Grand Bay Field. >50 years of production from one sand!



GRAND BAY FIELD
GPLD A #088
3 RC Sand
CAMILLE NO EFFECT
NOT CAUSED BY HURRICANE
NOT CAUSED BY HURRICANE
ANDREW NO EFFECT
OPAL NO EFFECT
ALISON NO EFFECT
IVAN MINIMAL EFFECT
KATRINA MINIMAL EFFECT
Oil (bbl/mon)
Gas (Mcf/mon)
Water (bbl/mon)
10 100 1000
100 1000 10000
1000 10000 100000
60 68 76 84 92 00 08 16
Oil[CA709]
Oil
Water
Gas
Gas[CA709]

Katrina, Category 5 hurricane in August 2005, only caused 30 days of production interruptions and $5.2 MM worth of damage to Grand Bay Field!

Grand Bay Potential

GRAND BAY FIELD

>250 MMBOE CUM. PRODUCTION



NW
SE
Shallow Pleistocene Gas Amps
Shallow Pliocene Gas Amps
Offset
0
5000
10000
15000
20000
25000
30000
35000
50000
55000
57379
1,000
2,000
3,000
4,000
5,000
6,000
Approximate Top of Geopressure
Big Hum
MIDDLE MIOCENE
LOWER TERTIARY
UPPER CRETACEOUS
Invictus Prospect
U. Vig. Objective
Zeus Prospect
Tex W Objective
THIS SEQUENCE IS PRODUCTIVE <10 MILES TO NORTH OF GRAND BAY IN MP/BS AREA
MIDDLE MIOCENE
BMU
LOWER TERTIARY
UPPER CRETACEOUS
Tuscaloosa
1 MILE
Invictus Deep Prospect
Tuscaloosa Objective
Zeus Prospect
Big Hum Objective
SARATOGA PROPRIETARY PSTM KIRCHOFF

Almost all wells stayed above geopressure with <5% of wells drilled below 13,000 feet & only 3 wells drilled >15,000 feet

QQ 202 2012 Prospect


Proposed
QQ 202
Q192-GPC
0
6B
21
25
30
43
7 thru 12 sands to be targeted with separate well
QQ-210 Target across Fault
2M Sd
6B Sd
13B Sd
15 Sd
17 Sd
21 Sd
25 Sd
30 Sd
43 Sd
Tex W Appraisal likely following QQ 202

- 696 MBOE 1P (61% Oil) in 8 target sands plus additional 3,271 MBOE 2P/3P (64% Oil) in 7 additional target sands.
- 1.7 MMBOE potential currently unbooked.

Sand	Saratoga Reserves*					
	Area, Acres	Volume, Ac-Ft	RF, BO/AF or MCF/AF	Reserves MBO	Reserves MMCF	Res Cat
3B Upper	7	24	595	14	7	PUD
3B Lower						PossUD
2M	22	83	664	55	38	PUD
4						PossUD
5	27	198	478	61	43	PUD
6A						PossUD
6B	108	702	405	212	295	PUD
7 Upper	26	124	354	44	22	PUD
7 Lower						PossUD
13B	14	94	535	27	54	PUD
13B	40	847	535	427	853	PossUD
14	111	516	1,140	29	589	ProbUD
15	24	657	1,254	9	824	PUD
17	17	313	1,039	6	325	PUD
43	200	3,000	621	745	1,863	PossUD
TOTAL-1P				428	1,608	
TOTAL-2P				457	2,197	
TOTAL-3P				1,629	4,913	

** Internal unaudited reserve estimates as of 3/1/2012.*

QQ202 Tex W Target

Saratoga's Zeus Prospect is a low risk Tex W play updip from the GPLD A-60 well that tested >300 BO plus 700 MMCF from 4 DSTs in 1961. There are >2,000 acres of structure updip from the well but amplitude with AVO support covers 642 acres. Seismic attribute work supports an extensive oil/gas pool at the Tex W level.



A-60 Well
43 Sand (Tex W) Mid Offsets Amplitude



PROPOSED ZEUS-1
NW
Tex W (43) sand tested 323 BOPD, 745 MCFD plus 180 BWPD from 15964-16102' interval.
PRIMARY OBJECTIVE
SECONDARY OBJECTIVE
Tex W Sequence
Big Hum/ Cris I Sequence

Proprietary Saratoga 3D PSTM data

Saratoga has estimated potential P50 Reserves of 128 BCF and 6.4 MMBO for the Tex W alone with 1.4 TCF and 70 MMBO upside for the combined Tex W and Big Hum, although only the Tex W will be evaluated by the QQ202 well.

Invictus Prospect, GB Deep

Saratoga's Invictus has striking similarities to Davy Jones but with the primary objective being Tuscaloosa sands and Lower Cretaceous carbonates…



North
Davy Jones #2
Davy Jones #1
-4500
-5000
-5500
-6000
-6500
-7000
-7500
Time in Seconds
Yegua/Wilcox
Paleocene
U Cretaceous Clastics
Carbonates
EOCENE
TUSCALOOSA
ALBIAN
TD 29,121'MD
PTD 28,950MD

Davy Jones 2-6 TCFE



Saratoga HBP
Potential Gas Cap
Potential Oil Leg

Invictus 3.6 TCFE

SARATOGA

V-16 Development Options



3763 #14 "Mesa Verde" PUD
Marg A Objectives
15.5 BCF + 7 MBC 1P
12.4 BCF + 7 MBC 2P
28.6 BCF + 14 MBC 3P
TOTAL = 56.5 BCF + 28 MBC
3763 #15 "Sequoia" PUD
LF Sand Objectives
12.9 BCF + 322 MBC 1P
6.1 BCF + 152 MBC 2P
11.9 BCF + 6 MBC 3P
TOTAL = 30.9 BCF + 480 MBC
SARATOGA 2 MILE 10" PIPELINE TO WILLIAMS TIE-IN
LJS-1 Ultra-Deep Wilcox Location
17156 #2 "Bryce" Well
Rob 54 Objectives
10 BCF + 72 MBC 3P
TOTAL = 10 BCF + 72 MBC
3762-9 "Zion" PUD
LF Sand Objectives
9.5 BCF + 310 MBC 1P
TOTAL = 9.5 BCF + 310 MBC
SARATOGA PLATFORM
3763 #16 "Acadia" PUD
LF Sand Objectives
18.9 BCF + 1829 MBC 1P
TOTAL = 18.9 BCF + 1829 MBC
LJS-1
Platform
3762-9
3763-15
3763-14
3763-16
17156-2
4
18
17
16

- **Saratoga has rights to all depths.**
- **Saratoga owns platform with 100 MMCF/D capacity plus 2 mile 10" pipeline to shore.**
- **Up to 6 planned wells in next 2-3 years:**
  - 4 PUD locations;
  - 2 Exploratory locations;

Saratoga Leases

McMoRan Leases

Saratoga PUD/Prospect Outlines

V-16 Ultra-Deep Potential

Saratoga's Long John Silver Ultra-Deep Prospect lies in the heart of the Lower Wilcox Play Fairway


Lower Wilcox
Sand Fairway
Approximate
Line of Cross
Section
Lineham Creek 20571
#1 Drilling Ahead
>7,000' with 29,000'
PTD
Long John Silver #1
Ultra-Deep Wilcox
Proposed Location
Davy Jones #1
Discovery
Est. 1st Production
4/2012
Davy Jones #2
Appraisal
Est. 1st Production
late 2012
Saratoga Leases
McMoRan Leases
Chevron Leases

V-16 Ultra-Deep Potential



Transition Zone
S
Offshore Vermilion
Coastline
Vermilion Parish
N
Pleistocene
Pliocene
Miocene
Frio
U Wilcox
L Wilcox
Top K
Sub-weld Eocene Play
Sub-weld L. Cretaceous Play
~30,000'
Counter regional Sub-salt trend
0 mi
30 mi
Saratoga's Long John Silver Prospect

Long John Silver Prospect covers an area of >10,000 acres in Louisiana state leases with multi-TCF potential in Wilcox/Cretaceous objectives between 22,000-30,000'.

Seismic line courtesy of UT Deep Shelf Consortium

SARATOGA

5 Year Drilling Schedule[1]

Saratoga has an extensive drilling inventory including but not limited to the following…

2012	2013	2014	2015	2016
Mesa Verde 3763-14 PUD North Tiger 20433-1 Dual PUD Rocket QQ202 PUD* Winston QQ189 PUD** Jupiter QQ210 PUD*** Buddy QQ201 ST PUD	Charlie PUD Scooby PUD DP10 PUD QQ24 Acc PUD Acadia PUD Bryce Lilly PUD QQ207 Offset PUD Duckpond A188 Loc C PUD Sequoia PUD Zion PUD	QQ204 Offset PUD QQ215 PUD A191 Twin PUD DP10 Twin PUD Blackjack PUD QQ216 PUD A120 Updip PUD Invictus UVig Denali PUD Coquille Monster A192 PUD	NW Blackjack PUD QQ166 Offset PUD QQ151 Updip QQ45 Twin Deep QQ Loc A Lonesome Dove A190 Loc E	QQ Loc B QQ Loc E QQ Loc G A189 Loc D QQ212 East Blackjack SE Blackjack QQ63 Updip Rex Thor QQ Loc F

Unscheduled Deep Wells:

- Invictus Deep
- Long John Silver
- Orpheus
- Poseidon
- Rhea
- Zeus Deep

Unscheduled Shallow Gas Wells:

Bad Boy	Oyster
BLT	Po' Boy
Café O Lay	PBJ
Cheez Whiz	Pop Tart
Chipolata	Salami
Et-Too-Fay	Sweet Pea
Krispy Kreme	T-Bone
Lucky Dog	Twinkie

The 5 year drilling schedule can be managed without additional capital raises!

* *Formerly QQ196 Offset PUD with DPW to Zeus Tex W.*
** *Formerly QQ34 Offset PUD.*
*** *Not currently booked.*

[1] *Nominal drilling schedule subject to change depending on commodity pricing, available cash flow, rig availability, weather and substitution of better projects.*

2011 Work Done

- **Breton Sound 32 Field:**
  - Water handling capacity being expanded by 7,000 Bwpd to handle increased water from BS-18, BS-32 & BS-51 by conversion of 1227-8 well.
  - Compression added.
  - Production re-routed from BS-51 via 8 mile 4” pipeline to avoid 3rd party handling.
- **Main Pass 25 Field:**
  - Compression added.
  - Water handling capacity expanded, allowing reduction of system operating pressure by 200 #, resulting in more liquids.
- **Main Pass 46 Field:**
  - Production added from Catina & Four Corners discoveries.
  - Catina well still flowing at 444 Bopd & Four Corners well at 1,788 Mcfpd as of 3/23/2012.
- **Grand Bay Field:**
  - QQ 195 #2/2d & #8/8d well recompletions completed supplying HP gas to MP-52 field, oil to Grand Bay field.
  - Begun operation to access shallow water idle wells at Grand Bay field, using marsh buggy.

Production Growth

Expecting 40-50% growth in production in 2012 with exit rate >5,000 net Boepd [(1)].



1,400
1,200
1,000
800
600
400
200
0
MBOE
Gas
Oil
865
946
36%
64%
36%
64%
45%
55%
2010
2011
2012e

(1) Based on actual historical data plus estimate from company financial modeling; e = estimate.

EBITDAX Margin Growth

Delivering Strong EBITDAX Margins [1]



Realized Prices [1]
$/BOE
$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
$46.91
$5.79 (12%)
$5.60 (12%)
$20.29 (43%)
$15.23 (32%)
$61.00
$6.03 (10%)
$6.83 (11%)
$18.81 (31%)
$29.33 (48%)
$80.54
$6.44 (8%)
$9.09 (11%)
$20.93 (26%)
$44.08 (55%)
2009
2010
2011
EBITDAX
Lease Operating Expense [2]
G&A [3]
Production & Sev. Taxes

(1) Excludes Gain on Hedging $6,546M in 2009 and $262M in Q1 2010
(2) Includes Workover Expense of $2.16, $2.49 and $2.82 in 2009, 2010 and 2011, respectively
(3) Includes Financing Expense of $0.89 in 2011, Excludes Non-Cash Portion of G&A

Cash Cost Per BOE

All-in Cash Cost Per Boe



$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
Cash Cost Per Boe
$/Boe
$59.75
$57.67
$55.18
$5.79
(10%)
$5.60
(9%)
$28.06
(47%)
$20.29
(34%)
$6.03
(10%)
$6.83
(12%)
$25.99
(45%)
$18.81
(33%)
$6.44
(12%)
$9.09
(16%)
$18.72
(34%)
$20.93
(38%)
2009
2010
2011
Lease Operating Expense 1
Interest Expense 2
G&A 3
Production & Sev. Taxes

(1) Includes Workover Expense of $2.16, $2.49 and $2.82 in 2009, 2010 and 2011, respectively
(2) Includes Amortization of Debt Discount of $1.30, $2.88 and $2.35 in 2009, 2010 and 2011, respectively
(3) Includes Financing Expense $0.89 in 2011, Excludes Non-Cash Portion of G&A

Discretionary Cash Flow



Discretionary Cash Flow
($ in millions)
DCF, $MM
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$-
$5.9
$30.5
2009
2010
2011
Discretionary Cash Flow



Discretionary Cash Flow Per Diluted WA Common Share Outstanding
($/share)
DCF / Diluted WA Share
$/share
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
$-
$0.34
$1.36
2009
2010
2011
Discretionary CF / Diluted WA Share Outstanding

Net Debt (WCA)/EBITDAX



Net Debt (WCA) 1 , EBITDAX
($ in millions)
$126
$129
$117
$28.7
$27.9
$47.9
Net Debt (WCA)
EBITDAX
2009
2010
2011



Net Debt (WCA) 1 / EBITDAX Ratio
4.4 x
4.6 x
2.4 x
Net Debt (WCA) / EBITDAX
2009
2010
2011

(1) Net Debt = LT Debt - Unamortized Discount - Positive WC

SARATOGA

Investment Considerations

Why Invest in Saratoga Resources?

- Stock positioned to deliver compelling near-term growth.
- Goal to become a $1 billion company via organic growth.
- Company continues to pursue opportunistic acquisitions.
- Strong HBP Position with >32,000 Net Acres.
- 100% WI in virtually all Wells with all rights/all depths.
- Low Hanging Fruit with 55 Recompletion/Workover Opportunities.
- Large Inventory of 24 PUD Wells with Multiple Objectives.
- Long Life Reserves with R/P Ratio of >20 Years.
- Huge Upside in Exploratory Drilling Inventory.
- Oil-Weighted Production with LLS/HLS Premium Pricing.
- Projects with <12 Month Payouts.
- Trading Well Below NAV/Share of Proved Reserves.
- Management has “Skin” in the Game with 32.5% of Common Stock.

SARATOGA

Appendix

SARATOGA

Net Income to EBITDAX

Reconciliation of Net Income (Loss) to EBITDAX

	2009	2010	2011
Net income (loss) as reported	$ (26,994,365)	$ (19,441,528)	$ 20,845,941
Exploration expense	1,145,724	1,921,943	596,065
Loss on plugging and abandonment	-	-	393,599
Dry hole costs	-	-	3,912,823
Depreciation, depletion and amortization	14,577,949	16,001,826	15,591,048
Impairment expense	-	-	641,791
Accretion expense	1,439,437	1,668,268	1,672,900
Gain on revision of asset retirement obligations	-	-	(303,633)
Stock-based compensation	577,968	2,570,144	943,119
Interest expense, net	27,482,145	22,469,584	17,698,849
Reorganziation expenses	5,656,499	2,198,359	436,092
Loss on settlement of accounts payable	-	990,786	-
Income tax provision (benefit)	(9,719,825)	285,838	(6,839,117)
Unrealized hedging (gain) loss	10,576,301	(435,049)	-
Gain on extinguishment of debt	-	-	(7,708,486)
Hurricane costs	181,640	-	-
Other development expenditures	3,741,604	-	-
EBITDAX	$ 28,665,077	$ 28,230,171	$ 47,880,991

SARATOGA

Net Income to DCF

Reconciliation of Net Income (Loss) to Discretionary Cash Flow

	2009	2010	2011
Net income (loss) as reported	$ (26,994,365)	$ (19,441,528)	$ 20,845,941
Exploration expense	1,145,724	1,921,943	596,065
Loss on plugging and abandonment	-	-	393,599
Dry hole costs	-	-	3,912,823
Depreciation, depletion and amortization	14,577,949	16,001,826	15,591,048
Impairment expense	-	-	641,791
Accretion expense	1,439,437	1,668,268	1,672,900
Gain on revision of asset retirement obligations	-	-	(303,633)
Stock-based compensation	577,968	2,570,144	943,119
Loss on settlement of accounts payable	-	990,786	-
Debt issuance and discount	1,274,413	2,918,246	2,211,954
Income tax provision (benefit)	(9,932,345)	-	(6,839,117)
Gain on extinguishment of debt	-	-	(7,708,486)
Unrealized derivative (income) expenses	10,576,301	(435,049)	-
Hurricane costs	181,640	-	-
Other development expenditures	3,741,604	-	-
Other income - prior acquisition adj.	-	-	(1,426,779)
Discretionary Cash Flow	$ (3,411,674)	$ 6,194,636	$ 30,531,225

SARATOGA Field-Wide Production Charts

Below are historical production plus projected PDP declines for SARA's main assets…

Breton Sound 18


Historical
Projected
Oil (bbl/mon)
Gas (MMcf/mon)
Well Count
Oil
Gas
Well Count
2007
2008
2009
2010
2011
2012
2013
2014
2015

Breton Sound 32


Historical
Projected
Oil (bbl/mon)
Gas (MMcf/mon)
Well Count
Oil
Well Count
Gas
06
07
08
09
10
11
12
13
14
15
16
17
18
19
20
21
22
23

Grand Bay


Historical
Proj
Oil (bbl/mon)
Gas (MMcf/mon)
Well Count
Oil
Well Count
Gas

Main Pass 25


Historical
Projected
Oil (bbl/mon)
Gas (MMcf/mon)
Well Count
Oil
Gas
Well Count
06
07
08
09
10
11
12
13
14
15
16
17
18
19
20
21
22

Main Pass 46


Historical
Projected
Oil (bbl/mon)
Gas (MMcf/mon)
Well Count
Gas
Oil
Well Count
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Main Pass 52


Historical
Projected
Oil (bbl/mon)
Gas (MMcf/mon)
Well Count
Oil
Gas
Well Count
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

…we believe that in many cases the projections are very conservative!

SARATOGA

LLS/HLS Crude Pricing

- **Light Louisiana Sweet (LLS) pricing on 3 assets:**
  - Grand Bay
  - Little Bay
  - Vermilion 16
- **LLS quality adjustment ranges from $14/Bbl to >$33/Bbl premium to WTI since 3/2011.**
- **Premium expected to be >$3/Bbl thru 2013.**

- **Heavy Louisiana Sweet (HLS) pricing on 6 assets:**
  - Breton Sound 31
  - Breton Sound 32
  - Breton Sound 51
  - Grand Bay
  - Main Pass 25
  - Main Pass 46
- **HLS quality adjustment ranges from $14/Bbl to >$33/Bbl premium to WTI since 3/2011.**
- **Premium expected to be >$3/Bbl thru 2013**

…and Natural Gas priced at 105% of Henry Hub

Saratoga ranks highly versus peers with $50.66 EBITDAX/Boe & with >64% of production being oil.


Daily Settlements for LLS/WTI & HLS/WTI Spread Calendar Swap Futures
Historical
Projected
$25
$20
$15
$10
$5
$0

http://www.cmegroup.com/trading/energy/crude-oil/lls-crude-oil-argus-vs-wti-calendar-spread-swap-futures_quotes_settlements_futures.html

SARA
LISTED
NYSE
AMEX



SARATOGA
RESOURCES, INC.